UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-07102
The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)

c/o CT Corporation
101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-877-446-3863
Date of fiscal year end: July 31, 2011
Date of reporting period: July 31, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund II
Champlain Mid Cap Fund
Champlain Small Company Fund
Annual Report
July 31, 2011
Investment Adviser:
Champlain Investment Partners, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
TABLE OF CONTENTS

Shareholders’ Letter	1
Top Ten Common Stock Holdings	12
Schedules of Investments	14
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	40
Trustees and Officers of the Advisors’ Inner Circle Fund II	42
Disclosure of Fund Expenses	50
Notice to Shareholders	52
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
Dear Shareholders,
Please find below the recent and long-term performance for both the Champlain Mid Cap Fund and the Champlain Small Company Fund.

	Performance for the periods ending July 31, 2011*
			Since Fund’s
	6 months	1-year	Inception
CIPMX	5.46%	26.06%	7.87%
CIPIX	5.55	N/A	6.41 *
Russell Mid Cap	1.99	24.51	5.01

CIPSX	4.85%	27.70%	8.74%
Russell 2000	2.63	23.92	4.85

*	Return is cumulative and has not been annualized.
Champlain Mid Cap Fund, Advisor Shares (CIPMX), inception date: 06/30/08
Champlain Mid Cap Fund, Institutional Shares (CIPIX), inception date: 01/03/11
Champlain Small Company Fund (CIPSX), inception date: 11/30/04
The combination of Japan’s devastating Tsunami, Europe’s inability to deal forthrightly with its sovereign debt problems and recapitalize bank balance sheets, as well as the U.S. Congress’ inability to control spending and address future liabilities tied to entitlements has probably discouraged more than a few businesses and investors. Not surprisingly, the stock market sold-off sharply and broadly following the end of the quarter as investors began to discount the prospects for another recession. Equity investors also may be starting to discount an end to the Federal Reserve’s monetary policies that have consistently inflated stocks, particularly the speculative lower quality and more cyclical kind, over the past decade or more. A period of faith in monetary and fiscal alchemy may be waning. Indeed, we applaud Chairman Bernanke’s recent comments to the effect that getting the government’s fiscal house in order is critical to establishing a sustainable growth trajectory for the economy.
Although a regional or global banking crisis is still within the realm of possibilities, we do not expect to see a repeat of the 2008 meltdown. We actually see faint light at the end of the debt addiction tunnel. In Europe, the camel’s nose is now well under the bondholder haircut tent; and some influential policy makers are calling clearly for recapitalizing Europe’s banks. In the U.S., both sides of the aisle in Congress now acknowledge we have serious fiscal problems, even though they cannot agree on what steps to take to fix them. That policy makers no longer seem to be in complete denial of the

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
problems is encouraging to us as it lessens (but does not eliminate) the risk of a disorderly unraveling. In 2007 and early 2008, few thought we had a housing problem. Compared to 2008, most businesses today are much leaner (cost-wise) and wield much stronger balance sheets and better liquidity positions. Though we may be a little closer to finding a legitimate path toward right sizing sovereign debts here and abroad, we would not characterize ourselves as bullish — just encouraged. No doubt we will see more scary headlines and intense political battles as nations come to grips with scarce financial resources. We also would not be at all surprised to see at least several more years of slow and halting domestic and global growth. There is simply not a quick and easy fix to the world’s excessive borrowing over the past many years. Still, we expect an environment will develop that favors the consistent and high quality growth stocks favored by our investment process. And following the recent sell-off, we also are encouraged by the increasingly attractive valuations for many high quality growth companies.
Portfolio Discussion
Technology
When we consider how many of the largest technology stocks face tremendous obsolescence risk as cloud computing (e.g. virtualization and on-demand software over the Internet) supplants client server architecture and/or smart phones and tablets supplant PCs and laptops, it does not surprise us that so many of the large cap technology names have stated their intentions to spend billions on acquisitions in software over the next several years. And it would not surprise us to see further consolidation activity benefit both of our funds. Accordingly, in both strategies we continue to accumulate the best positioned software franchises we can find that trade at reasonable discounts to Fair Value. Many of these holdings deliver their Software as a Service (SaaS) —making their software available on demand over the Internet via subscriptions. One of our favorites is Concur Technologies, and we own this for both funds. They have established themselves as the “Go To” Vendor for travel and expense reporting and related applications. While some investors have become discouraged by management’s willingness to postpone peak margins as they invest to expand their addressable market, we have not. A few of our other software holdings — LogMeIn, Solar Winds, and Qlik Technologies — use a “freemium” business model as a way to introduce their products to customers,

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
while making their money from customers that recognize the value and opt to upgrade (and pay) for “premium” feature-rich products. The ability for businesses to access powerful software applications that deliver meaningful productivity gains without a large upfront licensing fee or server installation costs is highly disruptive to many of the large client-server oriented software and hardware companies. We also very much agree with a recent editorial by Marc Andreessen, co-founder of Netscape and venture investor, in which he highlighted the compelling advantages software companies have over hardware companies. Indeed, for many years our sector factor for technology has consistently limited our exposure to hardware companies, particularly those which face rapid product obsolescence; while also giving us a distinct bias toward software companies.
Industrials and Materials
Simulation software and rapid prototyping which enable better and faster design of innovative new products, programmable chips which enable more features and functionality, a growing appetite for energy efficiency, and the continued push to substitute capital for labor are some of the fundamental drivers for the industrial side of the economy. In fact, we expect this Industrial Renaissance to persist for some time. In our Small Company Fund, we have continued to make progress with transitioning capital away from the $3 Billion plus market cap names by trimming IDEX, Waste Connections, and eliminating Wabtec at opportunistic valuations. We also started new positions in EnPro Industries, Raven Industries, and TriMas. All three of these companies remind us to some extent of AMETEK, IDEX, and Roper Industries when they were small caps. All three have nicely diversified portfolios of profitable businesses and capable management teams. While each has some very enviable lines of business, they each also have some less attractive segments. Over time, we expect management at all three of these new holdings to diversify away from the less attractive segments via organic investments and acquisitions. In the Mid Cap Fund, we sold Flowserve and redeployed that capital into new positions in Dover and Pentair. Time will tell, but we believe these changes incrementally improved our overall risk/reward profile in this sector. Similar to the other industrial “portfolio managers” in this strategy, Dover has developed a balanced portfolio of early, mid and late-cycle business units with fluid solutions (pumps) and energy comprising two of their five key growth platforms. Pentair also produces pumps — mostly for water-related applications.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
While many investors view Pentair as highly dependent on the construction of new homes, sales related to new home construction are only about 6% of the total revenues. Approximately 80% of the company’s residential exposure (about 30% of total revenues) is for maintenance, replacement, and consumables. The company has much greater exposure to industrial applications and even more exposure to emerging markets with products such as water reclamation/recycling systems. Given the sharp correction in valuations for several of our favorite industrials, we have recently added weight back to this sector for both strategies.
Energy
Having just read Peter Maass’s book, Crude World, we were intrigued by his interviews and anecdotes early in the book which strongly suggest that Saudi Arabia will not have ample spare capacity to meet the increased demand for oil expected within a few years. Since that book was published in 2009; confidential cables from the U.S. embassy in Riyadh, that were released by WikiLeaks, urged Washington D.C. to take seriously a senior Saudi oil official’s warning that the Kingdom’s reserves may be overstated by as much as 40%. Indeed, Saudi Arabia was either unable or unwilling to make up for the loss of Libyan production this spring. The manner in which Saudi officials publicly denounce peak oil believers and politicians everywhere attack energy speculators reminds us of how broken or fraudulent companies have tried to undermine critical analysis and redirect the herd. Such tactics and propaganda can be quite effective in the short term as most people will dismiss that which is uncomfortable and embrace a more palatable notion to manage their cognitive dissonance. The International Energy Agency’s (IEA) release of strategic reserves earlier this summer may drive some speculators to the sidelines and provide some short-term relief to consumers at the gasoline pumps, but we suspect it may be evidence of structurally restrained supply, particularly for light sweet crude and diesel fuel.
To be sure, we are not certain that demand will outpace supply in the coming years. Perhaps global growth ebbs and/or technology and innovation help to bring on more supply than anticipated. We also are mindful of the risk of having a confirmatory bias and putting too much weight on books like Peter Maass’s. However, the stakes surrounding this issue are quite high for investors; and we encourage our shareholders to contemplate the impact a further escalation of crude oil prices would have on their portfolios. Accordingly, we

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
viewed the sharp correction in the share prices of our energy holdings this summer as an opportunity to add selectively to some of our positions. And if we didn’t see so many threats to global growth at this time, we would be more than moderately overweight this sector.
In both strategies, we have emphasized Exploration and Production holdings that are exposed primarily to the Bakken oil shale in the Williston Basin (Western North Dakota and Eastern Montana). The Bakken-focused holdings in your funds include Continental Resources, Whiting Petroleum, Brigham Exploration, Oasis Petroleum, and Northern Oil and Gas (listed in order of most to least Bakken acreage). At current prices for oil, the return on investment for drilling oil wells in this region is thought to be among the most attractive plays. We also like the onshore and long-lived nature of the Bakken reserves and the near 100% drilling success rate our holdings are experiencing. The returns will only become more attractive once lower-cost and more reliable oil transportation assets (e.g. rail or pipeline) are established. Each strategy also owns a company engaged in tertiary oil recovery (e.g. pumping CO2 into mature wells to stimulate increased production) — Denbury Resources in the Mid Cap Fund and Resolute Energy in the Small Company Fund. These two companies also have modest acreage positions in the Bakken. On the service side, we also have good exposure to Superior Energy Services in both strategies. Superior’s Chairman has made extensive investments in assets and hired a younger, but experienced and talented CEO in recent years to position the company for strong North American and international growth.
Consumer
Similar to the health care sector, strategic and opportunistic buyers have been surfacing value in our consumer staples holdings over the last year. In the Mid Cap Fund, we trimmed part of our Ralcorp Holdings position after it traded higher than ConAgra’s initial bid, and we are watching closely Clorox’s reaction to Carl Icahn’s efforts to create an auction process of the company. We are very grateful for his investment in Hain Celestial as it enabled us to exit the name at our estimate of Fair Value with a nice profit. Also similar to health care, in both the small cap and mid cap universes, staples have been one of the best performing sectors over the last four years since the market peaked in July of 2007 when the sub-prime problems began to create some scary headlines. We continue to see serious macro-economic challenges for most consumer related

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
companies, but the companies selling highly discretionary and/or expensive items look like the most vulnerable to weak demand trends.
Financials
There may be some light at the end of the declining home price tunnel. Given housing’s profound influence on banking — particularly on Northeast banks, we are interested in opportunities to buy reasonably priced banks in attractive markets with reliable management — folks who have a history of avoiding problems. For the most part, our attention is being drawn toward a handful of small community banks in the small cap universe that didn’t need to access the Troubled Asset Relief Program (TARP) and are unlikely to face higher capital requirements.
Although we trimmed both funds’ position in Morningstar, we remain enthusiastic about the company’s opportunities in the credit rating business. We are also encouraged by management’s decision to put more investment into expanding the sales effort which should dramatically improve profitability given the high incremental margins from selling a new subscription to a database or research.
We continue to keep both funds meaningfully overweight the Property & Casualty (P&C) insurance industry. Valuations are attractive and we expect pricing to improve as emerging markets, catastrophes, and share repurchases consume the industry’s surplus capital. A recent speech given by Joseph Plumeri, the Chairman and CEO at Willis Group Holdings, at a Bermuda insurance conference supports our view that the P&C insurance industry has tremendous growth opportunities in emerging markets.
Health Care
Although we remain overweight this sector in both funds, strategic buyers have acquired a number of our holdings since our last letter, and our relative weight in both sectors has drifted lower as rising valuations have made it less attractive to reinvest the proceeds from the buyouts. In the Small Company Fund; American Medical Systems, Immucor, and Martek Biosciences were acquired. In Mid Cap, Danaher surfaced the value at Beckman Coulter and Cephalon agreed to be acquired by Teva Pharmaceutical to avoid a hostile takeover from another suitor.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
Although weak employment trends and other financial pressures on consumers are causing weak near-term utilization trends, we still expect the baby boomers to drive strong unit volume growth in the coming years. Given the growing prospects for government cuts to Medicare and Medicaid spending, we expect to see greater scrutiny of all diagnostics and clinical protocols. Accordingly, we are focused on companies with devices, tests, and services that deliver meaningfully better outcomes and/or compelling overall cost savings.
Final Thoughts
A savvy investor recently expressed to us some reservations about the idea that quality will outperform because he was hearing that thesis from almost everyone. He may have a good point as the consensus trade rarely works well. But his reservations also beg these questions — what is quality, does everybody actually own it, as well as which quality companies still offer value and which are overpriced? Just as few if any of the worst performing managers in 2008 or the best performing managers in 2009 would admit to owning low quality, we suspect many of us who think we own shares of high quality companies actually don’t own as much quality as we believe. And some of us may also be overpaying for growth and quality. Indeed, these issues remain some of our primary concerns and the focus of the investment team’s discussions. Accordingly, we have continued to upgrade our holdings in both strategies while remaining mindful of our valuation risk.
In our minds, reliable and consistent (non-cyclical) earnings growth that exceeds GDP growth by a respectable margin is a key attribute of quality companies. Also, quality companies are less accident prone, lightly regulated, and generally easier to manage — in part because they earn high returns on invested capital and are thus typically self-funding. We continue to believe the small and mid cap universes provide much more fertile ground than large caps for finding such companies. Superior earnings growth in most sectors is much more probable among the small and mid cap names. It is simply a lot easier to grow a small base, whether organically and through acquisition. Small and mid cap investors also should benefit more from takeover activity than large cap investors. Finally, small and mid cap companies are more transparent and less politically exposed; particularly within the financial sector.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
As always, we remain grateful for the opportunity and privilege to manage a portion of your assets. Importantly, we also understand that patient and thoughtful clients help make our job easier; and we feel fortunate to have such a group of shareholders.
Sincerely,
Scott T. Brayman, CFA
The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
Definition of the Comparative Indices
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2011
Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

**	The Fund’s Advisor Shares commenced operations on June 30, 2008.

†	The Fund’s Institutional Shares commenced operations on January 3, 2011. The return presented is cumulative and has not been annualized.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.
Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
The Fund’s performance assumes the reinvestment of dividends and capital gains.
Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
The graph is based on Advisor Shares. Performance for Institutional Shares would have been higher because they are not subject to an additional annual distribution expense of 0.25%.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2011
Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

**	The Fund commenced operations on November 30, 2004.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.
Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
The Fund’s performance assumes the reinvestment of dividends and capital gains.
Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2011
TOP TEN COMMON STOCK HOLDINGS*

Willis Group Holdings	2.39%
Energizer Holdings	2.22%
Clorox	2.21%
W.R. Berkley	2.20%
HCC Insurance Holdings	2.17%
Superior Energy Services	2.13%
Northern Trust	2.12%
Verisk Analytics, Cl A	2.02%
Kellogg	2.01%
Denbury Resources	2.00%

*	Percentages are based on total investments. Short-term investments are not shown in the top ten chart.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2011
TOP TEN COMMON STOCK HOLDINGS*

Flowers Foods	2.02%
UMB Financial	2.00%
John Wiley & Sons, Cl A	2.00%
Sensient Technologies	1.94%
CLARCOR	1.94%
Superior Energy Services	1.83%
Lancaster Colony	1.82%
Ruddick	1.82%
AptarGroup	1.79%
Allied World Assurance Company Holdings	1.78%

*	Percentages are based on total investments. Short-term investments are not shown in the top ten chart.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2011
SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK†† — 93.1%

	Shares	Value
CONSUMER DISCRETIONARY — 4.9%
Apollo Group, Cl A*	47,000	$2,389,010
DeVry	41,000	2,547,740
John Wiley & Sons, Cl A	31,000	1,551,860
Tupperware Brands	40,000	2,499,600
VF	17,000	1,985,600

		10,973,810

CONSUMER STAPLES — 15.7%
Avon Products	143,000	3,750,890
Brown-Forman, Cl B	19,000	1,397,640
Church & Dwight	78,000	3,146,520
Clorox	66,000	4,724,940
Energizer Holdings*	59,000	4,757,760
Flowers Foods	118,500	2,597,520
H.J. Heinz	69,000	3,632,160
Kellogg	77,000	4,295,060
Molson Coors Brewing, Cl B	84,000	3,784,200
Ralcorp Holdings*	39,000	3,373,500

		35,460,190

ENERGY — 10.2%
Brigham Exploration*	83,000	2,639,400
Continental Resources*	29,000	1,989,110
Denbury Resources*	222,000	4,289,040
Dresser-Rand Group*	27,000	1,442,340
Pioneer Natural Resources	28,000	2,603,720
Superior Energy Services*	110,000	4,563,900
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2011
COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Ultra Petroleum*	46,000	$2,153,720
Whiting Petroleum*	57,000	3,340,200

		23,021,430

FINANCIALS — 12.2%
Allied World Assurance Company Holdings	71,000	3,865,950
HCC Insurance Holdings	154,000	4,640,020
Invesco	95,000	2,107,100
Morningstar	41,000	2,556,760
Northern Trust	101,000	4,535,405
W.R. Berkley	153,000	4,710,870
Willis Group Holdings	125,000	5,117,500

		27,533,605

HEALTH CARE — 18.7%
Allergan	36,000	2,927,160
Bio-Rad Laboratories, Cl A*	28,000	3,052,000
C.R. Bard	34,000	3,355,120
Gen-Probe*	70,000	4,238,500
Hologic*	126,000	2,339,820
Intuitive Surgical*	7,800	3,124,290
Laboratory Corporation of America Holdings*	36,500	3,312,740
Life Technologies*	86,000	3,872,580
Myriad Genetics*	112,000	2,382,240
Pharmaceutical Product Development	71,000	2,046,930
Qiagen*	90,000	1,524,600
ResMed*	98,000	2,968,420
St. Jude Medical	56,000	2,604,000
West Pharmaceutical Services	55,000	2,412,850
Zimmer Holdings*	37,000	2,220,740

		42,381,990

INDUSTRIALS — 13.0%
AMETEK	40,000	1,700,000
Copart*	54,000	2,346,300
Dover	55,500	3,356,085
Esterline Technologies*	17,800	1,359,386
IDEX	81,000	3,359,880
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2011
COMMON STOCK — concluded

	Shares	Value
INDUSTRIALS — continued
Landstar System	49,000	$2,197,650
Pentair	83,000	3,055,230
Republic Services	83,000	2,409,490
Roper Industries	27,000	2,204,010
Verisk Analytics, Cl A*	130,000	4,329,000
Waste Connections	91,700	2,956,408

		29,273,439

INFORMATION TECHNOLOGY — 15.2%
Adobe Systems*	83,000	2,300,760
Altera	55,000	2,248,400
Ansys*	45,000	2,277,000
Check Point Software Technologies*	36,000	2,075,400
Citrix Systems*	22,000	1,584,880
Concur Technologies*	53,000	2,408,320
Hittite Microwave*	12,000	671,880
IHS, Cl A*	28,000	2,063,320
Intuit*	77,000	3,595,900
Jack Henry & Associates	42,000	1,215,900
Micros Systems*	23,000	1,126,310
National Instruments	106,000	2,739,040
NetApp*	50,000	2,376,000
NeuStar, Cl A*	104,000	2,708,160
Qlik Technologies*	29,600	897,176
Riverbed Technology*	42,000	1,202,460
Rovi*	56,000	2,966,320

		34,457,226

MATERIALS — 3.2%
AptarGroup	54,000	2,756,700
Ecolab	42,000	2,100,000
Nalco Holding	70,000	2,474,500

		7,331,200

TOTAL COMMON STOCK (Cost $194,939,807)		210,432,890

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2011
REPURCHASE AGREEMENT — 1.5%

	Face Amount	Value
Morgan Stanley 0.005%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $3,523,352 (collateralized by a U.S. Treasury Obligation, par value $3,565,953, 3.875%, 04/15/29, with a total market value of $3,593,824) (Cost $3,523,351)	$3,523,351	$3,523,351

TOTAL INVESTMENTS — 94.6% (Cost $198,463,158)		$213,956,241

††	Percentages are based on Net Assets of $226,113,793.

*	Non-income producing security.

Cl — Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2011
SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK†† — 95.7%

	Shares	Value
CONSUMER DISCRETIONARY — 6.9%
American Public Education*	110,000	$5,012,700
Capella Education*	115,000	4,916,250
John Wiley & Sons, Cl A	335,000	16,770,100
K12*	245,000	7,859,600
Matthews International, Cl A	32,000	1,158,080
Strayer Education	44,000	5,352,600
Tupperware Brands	145,000	9,061,050
Wolverine World Wide	189,000	7,157,430

		57,287,810

CONSUMER STAPLES — 9.5%
Flowers Foods	772,500	16,933,200
Lancaster Colony	255,000	15,333,150
Ruddick	365,000	15,293,500
Smart Balance*	590,000	2,796,600
Snyders-Lance	555,000	11,327,550
TreeHouse Foods*	255,000	13,168,200
WD-40	110,000	4,818,000

		79,670,200

ENERGY — 8.7%
Brigham Exploration*	185,000	5,883,000
Gulfport Energy*	220,000	8,021,200
Northern Oil and Gas*	370,000	8,191,800
Oasis Petroleum*	240,000	7,089,600
Oil States International*	75,000	6,052,500
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2011
COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Petroleum Development*	30,000	$1,089,600
Resolute Energy*	510,000	8,307,900
Rosetta Resources*	75,000	3,882,750
Superior Energy Services*	370,000	15,351,300
TETRA Technologies*	660,000	8,494,200

		72,363,850

FINANCIALS — 15.7%
Allied World Assurance Company Holdings	275,000	14,973,750
Amtrust Financial Services	98,400	2,284,848
Argo Group International Holdings	150,000	4,410,000
Arthur J. Gallagher	220,000	6,186,400
Aspen Insurance Holdings	405,000	10,489,500
Brown & Brown	365,000	7,960,650
Bryn Mawr Bank	75,000	1,509,000
Cardtronics*	520,000	11,949,600
Community Bank System	75,000	1,887,000
Financial Engines*	220,000	5,227,200
HCC Insurance Holdings	220,000	6,628,600
Healthcare Realty Trust	590,000	11,564,000
Independent Bank	185,000	4,911,750
Morningstar	185,000	11,536,600
Navigators Group*	220,000	10,370,800
UMB Financial	405,000	16,807,500
Washington Trust Bancorp	90,000	2,050,200

		130,747,398

HEALTH CARE — 19.1%
athenahealth*	75,000	4,409,250
Bio-Rad Laboratories, Cl A*	95,000	10,355,000
Bio-Reference Laboratories*	295,000	5,882,300
Genomic Health*	260,000	6,981,000
Gen-Probe*	145,000	8,779,750
Immucor*	220,000	5,830,000
Integra LifeSciences Holdings*	260,000	11,718,200
Luminex*	385,000	7,834,750
Masimo	235,000	6,528,300
MedAssets*	590,000	7,475,300
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2011
COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Medidata Solutions*	260,000	$5,311,800
Meridian Bioscience	185,000	3,996,000
Myriad Genetics*	445,000	9,465,150
NuVasive*	385,000	11,018,700
Quality Systems	35,000	3,197,600
SonoSite*	220,000	7,185,200
Techne	95,000	7,200,050
Teleflex	163,000	9,817,490
VCA Antech*	370,000	7,229,800
Volcano*	145,000	4,554,450
West Pharmaceutical Services	330,000	14,477,100

		159,247,190

INDUSTRIALS — 14.7%
ABM Industries	590,000	13,275,000
Brady, Cl A	480,000	14,208,000
CIRCOR International	76,600	3,312,950
CLARCOR	370,000	16,302,200
Copart*	220,000	9,559,000
CoStar Group*	120,000	7,051,200
EnPro Industries*	75,000	3,468,000
Esterline Technologies*	65,700	5,017,509
IDEX	295,000	12,236,600
Landstar System	255,000	11,436,750
Raven Industries	75,000	3,962,250
TriMas*	225,000	5,393,250
UTi Worldwide	295,000	4,770,150
Waste Connections	402,200	12,966,928

		122,959,787

INFORMATION TECHNOLOGY — 16.1%
Blackboard*	315,000	13,721,400
Bottomline Technologies*	405,000	9,432,450
comScore*	365,000	7,960,650
Concur Technologies*	220,000	9,996,800
Constant Contact*	295,000	5,584,350
FARO Technologies*	145,000	5,910,200
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2011
COMMON STOCK — concluded

	Shares	Value
INFORMATION TECHNOLOGY — continued
Hittite Microwave*	50,000	$2,799,500
Jack Henry & Associates	290,000	8,395,500
LogMeIn*	120,000	4,266,000
Measurement Specialties*	170,000	5,552,200
National Instruments	185,000	4,780,400
NeuStar, Cl A*	370,000	9,634,800
NICE Systems ADR*	235,000	8,394,200
Progress Software*	295,000	7,109,500
Qlik Technologies*	117,000	3,546,270
SolarWinds*	515,000	11,077,650
Ultimate Software Group*	150,000	8,157,000
Wright Express*	170,000	8,364,000

		134,682,870

MATERIALS — 5.0%
AptarGroup	295,000	15,059,750
Sensient Technologies	440,000	16,332,800
Silgan Holdings	265,000	10,276,700

		41,669,250

TOTAL COMMON STOCK (Cost $647,600,043)		798,628,355

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2011
REPURCHASE AGREEMENT — 5.0%

	Face
	Amount	Value
Morgan Stanley 0.005%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $41,657,006 (collateralized by a U.S. Treasury Obligation, par value $42,160,678, 3.875%, 04/15/29, with a total market value of $42,490,200) (Cost $41,656,989)	$41,656,989	$41,656,989

TOTAL INVESTMENTS— 100.7% (Cost $689,257,032)		$840,285,344

††	Percentages are based on Net Assets of $834,360,215.

*	Non-income producing security.

ADR—American Depositary Receipt

Cl—Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
STATEMENTS OF ASSETS AND LIABILITIES

		Champlain
	Champlain	Small
	Mid Cap	Company
	Fund	Fund
Assets:
Investments, at value (Cost $198,463,158 and $689,257,032, respectively)	$213,956,241	$840,285,344
Receivable for Capital Shares Sold	14,745,655	1,345,786
Receivable for Investment Securities Sold	173,588	1,117,125
Receivable for Dividends and Interest	103,414	354,838
Receivable due from Adviser	37,042	—
Prepaid Expenses	36,934	8,851

Total Assets	229,052,874	843,111,944

Liabilities:
Payable for Investment Securities Purchased	2,051,844	6,542,817
Payable for Capital Shares Redeemed	576,208	1,043,666
Payable due to Adviser	148,877	703,331
Payable due to Distributor	41,270	177,137
Payable due to Administrator	13,726	54,584
Chief Compliance Officer Fees Payable	1,227	6,051
Payable due to Trustees	821	3,270
Other Accrued Expenses	105,108	220,873

Total Liabilities	2,939,081	8,751,729

Net Assets	$226,113,793	$834,360,215

NET ASSETS CONSIST OF:
Paid-in Capital	$204,160,914	$633,884,056
Accumulated Net Realized Gain	6,459,796	49,447,847
Net Unrealized Appreciation on Investments	15,493,083	151,028,312

Net Assets	$226,113,793	$834,360,215

ADVISOR SHARES:
Net Assets	$213,203,602	$834,360,215
Shares Issued and Outstanding (unlimited authorization — no par value)	18,104,404	54,338,355
Net Asset Value, Offering and Redemption Price Per Share	$11.78	$15.35

INSTITUTIONAL SHARES:
Net Assets	$12,910,191	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	1,094,785	N/A
Net Asset Value, Offering and Redemption Price Per Share	$11.79	$ N/A

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2011
STATEMENTS OF OPERATIONS

		Champlain
	Champlain	Small
	Mid Cap	Company
	Fund	Fund
Investment Income
Dividends	$1,096,164	$8,518,979
Less: Foreign Taxes Withheld	(4,823)	(29,471)
Interest	1,878	16,428

Total Investment Income	1,093,219	8,505,936

Expenses
Investment Advisory Fees	899,345	7,054,101
Distribution Fees—Advisor Shares	272,066	1,959,471
Administration Fees	85,299	602,036
Trustees’ Fees	2,166	14,963
Chief Compliance Officer Fees	1,757	9,784
Transfer Agent Fees	191,365	904,606
Registration Fees	39,436	34,122
Legal Fees	28,678	45,124
Printing Fees	16,706	72,371
Custodian Fees	8,873	57,606
Audit Fees	7,927	32,499
Insurance and Other Expenses	5,197	26,180

Total Expenses	1,558,815	10,812,863

Recovery of Investment Advisory Fees Previously Waived(1)	—	163,721
Less: Advisory Fees Waived	(107,219)	—
Fees Paid Indirectly (See Note 4)	(563)	(3,320)

Net Expenses	1,451,033	10,973,264

Net Investment Loss	(357,814)	(2,467,328)

Net Realized Gain on Investments	7,727,623	89,890,401
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,658,553	93,150,087

Net Realized and Unrealized Gain on Investments	16,386,176	183,040,488

Net Increase in Net Assets Resulting From Operations	$16,028,362	$180,573,160

(1)	See Note 5 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	July 31,	July 31,
	2011	2010
Operations:
Net Investment Loss	$(357,814)	$(132,847)
Net Realized Gain on Investments	7,727,623	5,309,147
Net Change in Unrealized Appreciation on Investments	8,658,553	2,088,111

Net Increase in Net Assets Resulting from Operations	16,028,362	7,264,411

Dividends and Distributions from:
Net Realized Gain:
Advisor Shares	(4,077,939)	(1,081,022)
Institutional Shares(1)	—	—

Total Dividends and Distributions	(4,077,939)	(1,081,022)

Capital Share Transactions(2):
Advisor Shares:
Issued	153,089,733	40,227,422
Reinvestment of Distributions	3,821,961	1,075,248
Redeemed	(27,026,440)	(20,422,714)

Increase in Advisor Shares Capital Share Transactions	129,885,254	20,879,956

Institutional Shares(1)
Issued	13,214,604	—
Reinvestment of Distributions	—	—
Redeemed	(141,665)	—

Increase in Institutional Shares Capital Share
Transactions	13,072,939	—

Net Increase in Net Assets from Capital Share Transactions	142,958,193	20,879,956

Total Increase in Net Assets	154,908,616	27,063,345

Net Assets:
Beginning of Year	71,205,177	44,141,832

End of Year (including undistributed net investment income of $0 and $0, respectively)	$226,113,793	$71,205,177

(1)	Commenced operations on January 3, 2011.

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	July 31,	July 31,
	2011	2010
Operations:
Net Investment Loss	$(2,467,328)	$(2,275,824)
Net Realized Gain on Investments	89,890,401	37,221,291
Net Change in Unrealized Appreciation on Investments	93,150,087	43,036,201

Net Increase in Net Assets Resulting from Operations	180,573,160	77,981,668

Capital Share Transactions(1):
Issued	151,971,035	158,868,532
Redeemed	(149,508,647)	(144,536,921)

Net Increase in Net Assets from Capital Share Transactions	2,462,388	14,331,611

Total Increase in Net Assets	183,035,548	92,313,279

Net Assets:
Beginning of Year	651,324,667	559,011,388

End of Year (including undistributed net investment income of $0 and $0, respectively)	$834,360,215	$651,324,667

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$9.82	$8.76	$10.40	$10.00

Income from Operations:
Net Investment Loss(2)	(0.04)	(0.02)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	2.55	1.27	(1.64)	0.40

Total from Operations	2.51	1.25	(1.64)	0.40

Dividends and Distributions from:
Net Investment Income	—	—	— *	—
Net Realized Gains	(0.55)	(0.19)	—	—
Return of Capital	—	—	— *	—

Total Dividends and Distributions	(0.55)	(0.19)	— *	—

Net Asset Value, End of Period	$11.78	$9.82	$8.76	$10.40

Total Return †	26.06%	14.31%	(15.73)%	4.00%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$213,204	$71,205	$44,142	$1,726
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.30%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.39%	1.37%	1.59%	5.10	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%	(0.21)%	0.01%	0.05	%**
Portfolio Turnover Rate	33%	63%	55%	0	%‡

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Not Annualized.

(1)	Commenced operations on June 30, 2008.

(2)	Per share net investment loss calculated using average shares.

*	Amount represents less than $0.01.

**	Annualized.
Amounts designated as “—” are either $0 or round to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Institutional
	Shares
	Period Ended
	July 31,
	2011(1)
Net Asset Value, Beginning of Period	$11.08

Income from Operations:
Net Investment Loss(2)	(0.01)
Net Realized and Unrealized Gain on Investments	0.72

Total from Operations	0.71

Net Asset Value, End of Period	$11.79

Total Return †	6.41%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$12,910
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.05	%*
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.19	%*
Ratio of Net Investment Income to Average Net Assets	(0.08	)%*
Portfolio Turnover Rate	33	%‡

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.

(1)	Commenced operations on January 3, 2011.

(2)	Per share net investment loss calculated using average shares.

*	Annualized.
Amounts designated as “—” are either $0 or round to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.02		$10.58	$12.86	$13.29	$11.11

Income (Loss) from Operations:
Net Investment Loss(1)	(0.05)		(0.04)	(0.03)	(0.04)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	3.38		1.48	(2.00)	0.47	2.43

Total from Operations	3.33		1.44	(2.03)	0.43	2.39

Dividends and Distributions from:
Net Investment Income	—		—	—	—	—
Net Realized Gains	—		—	(0.25)	(0.86)	(0.21)
Return of Capital	—		—	— *	—	—

Total Dividends and Distributions	—		—	(0.25)	(0.86)	(0.21)

Net Asset Value, End of Year	$15.35		$12.02	$10.58	$12.86	$13.29

Total Return †	27.70%		13.61%‡	(15.47)%‡	3.24%‡	21.69%‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$834,360		$651,325	$559,011	$453,522	$243,122
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.40	%(2)	1.40%	1.40%	1.41%	1.41%
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.40	%(2)	1.40%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, recovered fees, reimbursements and fees paid indirectly)	1.38%		1.42%	1.45%	1.42%	1.49%
Ratio of Net Investment Loss to Average Net Assets	(0.31)%		(0.34)%	(0.33)%	(0.35)%	(0.33)%
Portfolio Turnover Rate	38%		42%	48%	65%	69%

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)	Per share net investment loss calculated using average shares.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

*	Amount represents less than $0.01.
Amounts designated as “—” are either $0 or round to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
NOTES TO FINANCIAL STATEMENTS
1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty funds. The financial statements herein are those of the Champlain Mid Cap Fund and Champlain Small Company Fund (collectively, the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds, and invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds within the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Funds:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2011, there were no fair valued securities held by the Funds.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at July 31, 2011:

Investments
in Securities	Level 1	Level 2	Level 3	Total
Champlain Mid Cap Fund
Common Stock	$210,432,890	$—	$—	$210,432,890
Repurchase Agreement	—	3,523,351	—	3,523,351

	$210,432,890	$3,523,351	$—	$213,956,241

Champlain Small Company Fund
Common Stock	$798,628,355	$—	$—	$798,628,355
Repurchase Agreement	—	41,656,989	—	41,656,989

	$798,628,355	$41,656,989	$—	$840,285,344

For details of investment classifications, reference the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended July 31, 2011, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.
Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended July 31, 2011, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period the Funds did not incur any significant interest or penalties.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.
3. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
4. Administration, Distribution, Transfer Agent and Custodian Agreements:
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:
0.10% on the first $250 million of the Funds’ average daily net assets;
0.08% on the next $250 million of the Funds’ average daily net assets; and
0.06% on the Funds’ average daily net assets over $500 million.
Each Fund is subject to a minimum annual administration fee of $100,000. There is also a minimum annual administration fee of $15,000 per additional class.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2011, the Mid Cap Fund earned credits of $563, and the Small Company Fund earned credits of $3,320, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statement of Operations.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
5. Investment Advisory Agreement:
Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the Mid Cap Fund — Advisor Shares, Mid Cap Fund — Institutional Shares and Small Company Fund — Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30% , 1.05% and 1.40% of the Funds’ respective average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its voluntary expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the year ended July 31, 2011, the Adviser recaptured $163,721 of prior expense limitation reimbursements for the Small Company Fund. At July 31, 2011, the remaining amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses for the Mid Cap Fund and Small Company Fund are as follows:

Expense Deferred in Fiscal	Subject to Repayment	Mid Cap	Small Company
Period Ending, July 31:	until, July 31:	Fund	Fund
2009	2012	$72,935	$60,335
2010	2013	41,433	98,590
2011	2014	107,219	—

	Total	$221,587	$158,925

6. Share Transactions:

	Year/Period	Year
	Ended	Ended
	July 31, 2011	July 31, 2010
Champlain Mid Cap Fund
Advisor Shares
Issued	12,815,637	4,151,006
Reinvestment of Distributions	350,317	114,024
Redeemed	(2,312,200)	(2,051,742)

Total Advisor Shares Transactions	10,853,754	2,213,288

Institutional Shares*:
Issued	1,106,409	—
Reinvestment of Distributions	—	—
Redeemed	(11,624)	—

Total Institutional Shares Transactions	1,094,785	—

Net Increase in Shares Outstanding from Share Transactions	11,948,539	2,213,288

*	Commenced operations on January 3, 2011.

	Year	Year
	Ended	Ended
	July 31, 2011	July 31, 2010
Champlain Small Company Fund
Advisor Shares
Issued	10,502,303	13,651,602
Reinvestment of Distributions	—	—
Redeemed	(10,330,732)	(12,320,955)

Net Increase in Shares Outstanding from Share Transactions	171,571	1,330,647

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
7. Investment Transactions:
For the year ended July 31, 2011, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Mid Cap Fund	$163,304,369	$37,939,989
Champlain Small Company Fund	286,915,509	311,884,989
There were no purchases or sales of long-term U.S. Government securities for either fund.
8. Federal Tax Information:
The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.
The following permanent differences are primarily attributable to net investment losses and investments in REITs and have been reclassified to/from the following accounts during the fiscal year ended July 31, 2011:

	Increase in	Decrease in	Decrease in
	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Loss	Capital
Mid Cap Fund	$357,814	$(357,814)	$—
Small Company Fund	2,467,328	(86,128)	(2,381,200)
The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2011 and July 31, 2010 was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
2011	$1,650,420	$2,427,519	$—	$4,077,939
2010	1,080,209	813	—	1,081,022
There were no dividends or distributions declared for the Small Company Fund during the years ended July 31, 2011 and July 31, 2010.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
As of July 31, 2011, the components of Distributable Earnings on a tax basis were as follows:

	Mid Cap	Small Company
	Fund	Fund
Undistributed Ordinary Income	$3,663,169	$—
Undistributed Long-Term Capital Gain	2,937,700	54,923,312
Unrealized Appreciation	15,352,010	145,552,847

Total Distributable Earnings	$21,952,879	$200,476,159

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended July 31, 2011, the Small Company Fund utilized $33,063,988 of capital loss carryforwards to offset capital gains.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2011 were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal	Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Mid Cap Fund	$198,604,231	$23,058,301	$(7,706,291)	$15,352,010
Small Company Fund	694,732,497	170,173,938	(24,621,091)	145,552,847
9. Other:
At July 31, 2011, 32% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 91% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders and 51% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
10. Line of Credit:
Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund is party to an $8 million uncommitted, senior secured line of credit and the Champlain Small Company Fund is party to a $39 million uncommitted, senior secured line of credit, which have maturity dates of February 18, 2012. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. As of and during the year ended July 31, 2011, there were no borrowings under the line of credit.
11. Accounting Pronouncements:
In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.
12. Subsequent Events:
The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of The Advisors’ Inner Circle Fund II and
Shareholders of Champlain Mid Cap Fund and Champlain Small Company Fund
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Champlain Mid Cap Fund and Champlain Small Company Fund (two of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two-years in the period then ended, and the financial highlights for each of the years or periods therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Champlain Mid Cap Fund and Champlain Small Company Fund at July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in period then ended, and the financial highlights for each of the years or periods therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
September 29, 2011

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

INTERESTED BOARD MEMBERS
ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee	(Since 1992)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists the Trustees and Officers as of July 31, 2011.

	Number of
	Funds in
	The Advisors’
	Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member[3]

Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Global Master Fund, PLC, SEI Global Assets Fund, PLC, SEI Global Investments Fund, PLC, SEI Investments Global, Limited, SEI Investments Global Fund Services, Limited, SEI Investments (Europe), Ltd., SEI Investments Unit Trust Management (UK), Limited and SEI Global Nominee Ltd.

Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	30	Director of SEI Investments Company and SEI Investments Distribution Co., SEI Investments Global Fund Services Global Limited, Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Investments Global Fund Services Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

INDEPENDENT BOARD MEMBERS
JAMES M. STOREY 80 yrs. old	Trustee	(Since 1994)

GEORGE J. SULLIVAN, JR. 68 yrs. old	Trustee	(Since 1999)

BETTY L. KRIKORIAN 68 yrs. old	Trustee	(Since 2005)

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011

	Number of
	Funds in
	The Advisors’
	Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member[3]

Attorney, Solo Practitioner since 1994. Partner, Dechert, September 1987- December 1993.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

Chief Executive Officer, Inc. Newfound Consultants, Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Nobel Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management., since 1991.	30	Trustee of the Advisors’ Inner Circle Fund, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Director of SEI Alpha Strategy Portfolios, L.P., SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

Vice President Compliance, AARP Financial Inc. from 2008 until July, 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.	30	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	30	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director of Oregon Transfer Co.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

INDEPENDENT BOARD MEMBERS (continued)
MITCHELL A. JOHNSON 69 yrs. old	Trustee	(Since 2005)

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)

OFFICERS
PHILIP T. MASTERSON 47 yrs. old	President	(Since 2008)

MICHAEL LAWSON 50 yrs. old	Controller and Chief Financial Officer	(Since 2005)

RUSSELL EMERY 48 yrs. old	Chief Compliance Officer	(Since 2006)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011

Number of
Funds in
The Advisors’
Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member[3]

Retired.	30	Director, Federal Agricultural Mortgage Corporation. Trustee of the Advisors’ Inner Circle Fund, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

CEO, Office of Finance, FHL Banks from 1992 to 2007.	30	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of the Advisors’ Inner Circle Fund and Bishop Street Funds.

Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.
	N/A	N/A

Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, LP, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003. Senior Investment Analyst, — Equity team at SEI Investments from March 2000 to February 2003.
	N/A	N/A

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served

OFFICERS (continued)
DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary	(Since 2011)

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)

TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary	(Since 2000)

MICHAEL BEATTIE 46 yrs. old	Vice President	(Since 2009)

KERI ROHN 31 yrs. old	AML Officer Privacy Officer	(Since 2011) (Since 2009)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011

Number of
Funds in
The Advisors’
Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member

Counsel at SEI Investments since 2010, Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010; Associate at Morrison & Foerster LLP from 2003 to 2006; Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
	N/A	N/A

Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.
	N/A	N/A

General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.
	N/A	N/A

Director of Client Services at SEI since 2004.	N/A	N/A

Compliance Officer at SEI Investments since 2003.	N/A	N/A.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)
Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	02/01/11	07/31/11	Ratios	Period*

Champlain Mid Cap Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,054.60	1.29%	$6.59
Institutional Shares	$1,000.00	$1,055.50	1.05%	$5.37
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.38	1.29%	$6.47
Institutional Shares	$1,000.00	$1,019.57	1.05%	$5.27
Champlain Small Company Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,048.50	1.39%	$7.07
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,017.89	1.39%	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2011
NOTICE TO SHAREHOLDERS (Unaudited)
For shareholders who do not have a July 31, 2011 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2011 taxable year end, please consult your tax adviser as to the pertinence of this notice.
For the fiscal year ended July 31, 2011, the Funds are designating the following items with regard to distributions paid during the year.

				Qualifying for
				Corporate
	Long-Term	Ordinary		Dividends	Qualifying	Interest	Short-Term
	Capital Gain	Income	Total	Received	Dividend	Related	Capital Gain
	Distributions	Distributions	Distributions	Deduction (1)	Income (2)	Dividends (3)	Dividends (4)
Champlain Mid Cap Fund	59.53%	40.47%	100.00%	23.73%	24.29%	0.05%	100.00%
Champlain Small Company Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238
Adviser:
Champlain Investment Partners, LLC
346 Shelburne Road
Burlington, VT 05401
Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
Independent Registered Public Accounting Firm:
Ernst & Young LLP
Two Commerce Square
2001 Market Street, Suite 4000
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Funds.
CSC - AR - 001 - 0700

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).
E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2011			2010
		All fees and	All other fees		All fees and	All other fees
		services to	and services to		services to	and services to
	All fees and	service	service	All fees and	service	service
	services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
	Trust that were	were pre-	did not require	Trust that were	were pre-	did not require
	pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a) Audit Fees	$367,400	$1,853	N/A	$314,172	$1,377	N/A

(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.
The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.
Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.
Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.
All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.
In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.
(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
(f) Not applicable.
(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II
By (Signature and Title)	/s/ Philip T. Masterson
Philip T. Masterson
President

Date: October 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Philip T. Masterson
Philip T. Masterson
President

Date: October 7, 2011

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and Chief Financial Officer

Date: October 7, 2011